                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): February 25, 2005


                       APPLIED DIGITAL SOLUTIONS, INC.
           (Exact name of registrant as specified in its charter)

        MISSOURI                    000-26020                  43-1641533
        --------                    ---------                  ----------
     (State or other          (Commission File No.)          (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)


                    1690 SOUTH CONGRESS AVENUE, SUITE 200
                         DELRAY BEACH, FLORIDA 33445
                  (Address of principal executive offices)


                                561-805-8000
            (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

     Item 1.01 - Entry into a Material Definitive Agreement(s)

     On February 25, 2005, Applied Digital Solutions, Inc. (the "Company") entered into a stock purchase agreement with Digital Angel Corporation (AMEX:DOC), the Company's majority-owned subsidiary. Pursuant to the agreement, the Company sold 684,543 shares of its common stock, par value $0.01 per share, to Digital Angel Corporation in exchange for 644,140 shares of Digital Angel Corporation common stock, par value $0.005 per share. The value of the common stock exchanged between the Company and Digital Angel Corporation was $3.5 million. Digital Angel Corporation used the Company's stock that it received under the agreement as partial consideration for the acquisition of DSD Holdings A/S and its wholly-owned subsidiaries, Daploma International A/S and Digitag A/S, as described more fully below.

     On February 28, 2005, Digital Angel Corporation completed the acquisition of DSD Holdings A/S and its wholly-owned subsidiaries, Daploma International A/S and Digitag A/S. Under the terms of the acquisition, Digital Angel Corporation purchased all of the outstanding capital stock of DSD Holdings A/S in consideration for a purchase price of seven times DSD Holdings A/S's average annual EBITDA, as defined in the agreement, over the next three years less outstanding indebtedness at the end of the time period less 30% of the total compensation paid to Lasse Nordfjeld, chief executive officer of DSD Holdings A/S, pursuant to the employment agreement described below. An initial payment of $3.5 million was made at closing through the delivery of the Company's common stock valued at $3.5 million which Digital Angel Corporation acquired from the Company in exchange for $3.5 million of Digital Angel Corporation common stock, as described more fully above.

     In addition, Digital Angel Corporation loaned DSD Holdings A/S the principal amount of $1.0 million. The loan is evidenced by a promissory note between Digital Angel Corporation and DSD Holdings A/S dated February 28, 2005. The principal balance and any accrued but unpaid interest is due and payable in full on May 28, 2008. Interest accrues on the note at a rate equivalent to the higher of (i) the prime rate or (ii) the reference rate published by Wells Fargo Bank, N.A. plus one percent or (iii) the corresponding LIBOR based amount. Under the terms of the promissory note, the principal and accrued interest due and payable is valued at a fixed conversion rate of 5.75 Danish Krones per U.S. $1.00.

     In connection with the acquisition of DSD Holdings A/S, Digital Angel Corporation entered into an employment agreement dated February 28, 2005 with the chief executive officer of DSD Holdings A/S, Lasse Nordfjeld. The term of the employment agreement is one year, which automatically renews for successive additional one-year terms. The employment agreement provides for a base salary of 1,200,000 Danish Krones per year (US$ 212,000 on March 3, 2005) and an annual bonus up to 50% of the base salary for each fiscal year. Additionally, Lasse Nordfjeld will receive stock options to purchase 150,000 shares of common stock of Digital Angel Corporation as approved by the board of directors of Digital Angel Corporation.

     Digital Angel Corporation intends to operate DSD Holdings A/S and its operating subsidiaries from their current headquarters near Copenhagen, Denmark.

SECTION 3 - SECURITIES AND TRADING SECURITIES

     Item 3.02 - Unregistered Sales of Equity Securities

     The following table lists the unregistered securities sold by the Company on February 25, 2005, to Digital Angel Corporation under a share purchase agreement, as more fully described in Item 1.01 above. These securities were issued in exchange for shares of Digital Angel Corporation common stock. These securities were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, or Rule 506 of Regulation D promulgated thereunder.


                                                AGGREGATE AMOUNT    NUMBER OF                             NUMBER OF
NAME/ENTITY/NATURE              DATE OF SALE    OF CONSIDERATION     PERSONS      NOTE    ISSUED FOR    COMMON SHARES
======================================================================================================================
                                                                                          Share
                              February 25,                                                Purchase
Digital Angel Corporation     2005                 $3,500,000           1          1      Agreement           684,543
                                                                                                        --------------
 Total                                                                                                        684,543
                                                                                                        ==============

     (1) Represents unregistered shares issued under the terms of a share purchase agreement between the Company and Digital Angel Corporation in exchange for 644,140 shares of Digital Angel Corporation common stock, which transaction was exempt from registration pursuant to an exemption under Section 4(2) of the Securities Act of 1933, as amended.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

         Item 9.01 - Financial Statements and Exhibits

         (c) Exhibits

         10.1 Stock Purchase Agreement dated February 25, 2005, between Applied Digital Solutions, Inc. and Digital Angel Corporation

         10.2 Stock Purchase Agreement dated February 28, 2005, among Digital Angel Corporation and all the shareholders of DSD Holdings A/S

         99.1 Press release, dated March 1, 2005, announcing that the Company increased its ownership position in Digital Angel Corporation as a result of a Share Purchase Agreement between the Company and Digital Angel Corporation




                                 SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       APPLIED DIGITAL SOLUTIONS, INC.
                                       (Registrant)

Date:  March 3, 2005                   By:  Evan C. McKeown
                                            /s/ Evan C. McKeown
                                            Senior Vice President and Chief
                                             Financial Officer




                              INDEX TO EXHIBITS


     Exhibit Number             Description
     --------------             -----------

         10.1 Stock Purchase Agreement dated February 25, 2005, between Applied Digital Solutions, Inc. and Digital Angel Corporation

         10.2 Stock Purchase Agreement dated February 28, 2005, among Digital Angel Corporation and all the shareholders of DSD Holdings A/S

         99.1 Press release, dated March 1, 2005, announcing that the Company increased its ownership position in Digital Angel Corporation as a result of a Share Purchase Agreement between the Company and Digital Angel Corporation